UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 on
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Pro Forma Financial Information

     This Amendment No. 1 amends the Current Report on Form 8-K of ConocoPhillips filed with the United States Securities and Exchange Commission on March 31, 2006, related to our acquisition of Burlington Resources Inc. (Burlington Resources). This Form 8-K/A amends the Form 8-K filed March 31, 2006 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include an exhibit under Item 9.01(d) of Form 8-K. The information previously reported in the Form 8-K filed March 31, 2006 is hereby incorporated by reference into this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Burlington Resources as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, found on pages 39 through 67 of Burlington Resources’ Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 1-09971), along with the unaudited supplemental oil and gas disclosures found on pages 73 through 79 of that same 10-K, are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information relating to ConocoPhillips’ acquisition of Burlington Resources is attached as Exhibit 99.1 to this Current Report on Form 8-K/A, and is incorporated herein by reference.

(d)	Exhibits

23.1 — Consent of Independent Registered Public Accounting Firm — PricewaterhouseCoopers LLP.

99.1 — Pro Forma Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Stephen F. Gates

April 3, 2006	Stephen F. Gates
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm — PricewaterhouseCoopers LLP.

99.1	Pro Forma Financial Information.